EXHIBIT 10(h)


                               Stationery for
                         DEPARTMENT OF THE AIR FORCE
             Headquarters Sacramento Air Logistics Center (AFMC)
                     McClellan Air Force Base, California



MEMORANDUM FOR EXIDE ELECTRONICS                MAY 09 1995
                      ATTN:  DONNA BALDIVIESO
                       8521 SIX FORKS RD
                       RALEIGH NC  27615-2993

FROM: SM-ALC/PKLJC
            5040 Dudley Blvd
            McClellan AFB CA  95652-1390

SUBJ:       Contract/Supplemental Agreement F04606-88-D-0067-P00029

1. Enclosed are two copies of the proposed subject document, one for your files, and one to be signed and dated by an officer having the authority to bind your firm contractually.

2.    Please return the signed copy to this office as soon as
possible.   In the event there is a delay in returning the
document, request you advise this office immediately.

3. The enclosed document has no force of effect until it is signed by a Government Contracting Officer and distributed. You are not authorized to begin work until this document is signed by both parties.


                              s/Bobbie-Jean Kronemeyer
                              BOBBIE-JEAN KRONEMEYER
                              Contracting Officer

Atch
F04606-88-D-0067-P00029

AMENDMENT OF SOLICITATION /MODIFICATION OF CONTRACT  1. Contract ID Code  Page of Pages
                                                                                J Y               1       2

Amendment/Modification No.  3. Effective Date   4.  Requisition/Purchase Req. No.  5. Project No. (If applicable)
F04606-88-D-0067-P00029     23 May 1995

 6. Issued by                       Code   FD2040   7.  Administered by (If other than item 6)  Code S1103A
  Department of the Air Force                           DCMAO Atlanta
  Sacramento ALC/PKXD                                   805 Walker Street
  3237 Peacekeeper Way/Suite 17                         Marietta GA  30060-2789
  McClellan Air Force Base CA 95652-1060

Buyer:  Kronemeyer.5AV/PKLJC/916-643-0515      Payment Office:  SC1020        SCD:C

8.  Name and Address of Contractor                x  9A. Amendment of Solicitation No.
      (No., street, county, State and ZIP Code)
      EXIDE ELECTRONICS CORP                         9B.  Dated (See Item 11)
      FEDERAL SYSTEMS DIV                         x 10A.  Modification of Contract/Order No.
      8521 SIX FORKS RD                                                 F04606-88-D-0067
      RALEIGH NC  27615-2993                        10B.  Dated (See Item 13)
                                        Size Code: A                   88 May 06
Code  31795                       Facility Code

                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
___  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ___
is extended, ___ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning   1  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE
RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.       Accounting and Appropriation Data (If required)
          171/172/173
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A.  This change order is issued pursuant to: (Specify authority) The changes set forth in item 14 are made in the contract order no. in item 10A.

    B.  The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of FAR 43.103(b).

    C.   This supplemental agreement is entered into pursuant to authority of:
x              Chapter 137, Title 10 USC

    D.  Other (Specify type of modification and authority)

E.       IMPORTANT:   Contractor ___ is not,   x  is required to sign this document and return   1 copies to the
          issuing office.

14.  Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
          See following page(s)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  Name and Title of Signer                               16A. Name and Title of Contracting Officer
         (Type or print)                                     (Type or print)
Polly Hudson, Director Finance & Contracts                   Bobbie-Jean Kronemeyer/L. Gray
                     Administration                          Contracting Officer
15B. Contractor/Offeror         15C.  Date Signed            16B.  United States of America    16C.  Date Signed
     /s/Polly A. Hudson               May 22, 1995           By  s/ Lewis C. Gray                    23 May 1995
Signiture of person authorized                               Signature of Contracting Officer
to sign

NSN 7540-01-152-8070                              30-105              STANDARD FORM 30(REV. 10-83)
PREVIOUS EDITION UNUSABLE                                             PRESCRIBED BY GSA
                                                                      FAR (48CFR) 53.243


                                               PAGE 2 0F 2
                  AMENDMENT/MODIFICATION NR FO4606-88-D-0067-P00029

A.    THE PURPOSE OF THIS MODIFICATION IS TO EXTEND THE PERIOD OF
PERFORMANCE 12 MONTHS TO FACILITATE THE COMPLETION OF SEVERAL DELIVERY ORDERS AT WHICH THE SITES HAVE EXPERIENCED DELAYS CAUSED BY THE GOVERNMENT.

B.    THE FILL-IN FOR CLAUSE 1-173, REQUIREMENTS (FAR 52.216-21) IS HEREBY
CHANGED
      FROM: 97 MONTHS AFTER DATE OF AWARD, OR AS INDICATED ON EACH DELIVERY ORDER ISSUED HEREUNDER
      TO:   109 MONTHS AFTER DATE OF AWARD

      (REFERENCE MODIFICATION -P00021 DATED 20 AUG 92, PAGE 2, FOR PREVIOUS CHANGE).

C. MODIFICATION -P00028 DATED 15 NOV 93 STATED THAT THE CONTRACTOR AGREED TO CONTINUE TO USE 5TH YEAR LABOR RATES FOR YEARS 6, 7, 8, AND 9 OF THE CONTRACT PERIOD WITH NO ESCALATION THROUGH THE REMAINDER OF THE CONTRACT. AT THAT TIME, THE CONTRACT PERIOD CONCLUDED 97 MONTHS AFTER DATE OF AWARD. IN ACCORDANCE WITH THE CONTRACTOR'S LETTER DATED 23 MAR 95, THE CONTRACTOR NOW AGREES TO CONTINUE USING THE 5TH YEAR LABOR RATES WITH NO ESCALATION THROUGH THE EXTENDED PERIOD OF PERFORMANCE OF 109 MONTHS AFTER DATE OF AWARD.

D.    TOTAL CONTRACT PRICE REMAINS THE SAME.

E.    ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.